SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                                 ____________________

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)   February 20, 1997
                                                         ---------------------

                               ICG COMMUNICATIONS, INC.
        ---------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

               Delaware                 1-11965             84-1342022
       ----------------------------------------------------------------------
       (State of Incorporation)       (Commission         (IRS Employer
                                       File Number)       Identification No.)

         9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado 80155-6742
        ----------------------------------------------------------------------
                       (Address of principal executive offices)


                             ICG HOLDINGS (CANADA), INC.
        ----------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                Canada                 1-11052            Not Applicable
        ----------------------------------------------------------------------
        (State of Incorporation)     (Commission          (IRS Employer
                                     File Number)         Identification No.)

         1710-1177 West Hastings Street, Vancouver, British Columbia V6E 2L3
        ----------------------------------------------------------------------
                       (Address of principal executive offices)


                                  ICG HOLDINGS, INC.
        ----------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

               Colorado                  33-96540            84-1158866
        ----------------------------------------------------------------------
        (State of Incorporation)       (Commission        (IRS Employer
                                       File Number)       Identification No.)

         9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado 80155-6742
        ----------------------------------------------------------------------
                       (Address of principal executive offices)

        Registrants' telephone numbers, including area codes  (800) 650-5960
                                                             -----------------
        or (303) 572-5960
        ------------------

                                 INTELCOM GROUP INC.
                                 -------------------
                                    (Former Name)

                                  James D. Grenfell
                               ICG Communications, Inc.
                               9605 East Maroon Circle
                                    P.O. Box 6742
                            Englewood, Colorado 80155-6742
                                    (303) 572-5960
                            ------------------------------
                     (Address of United States Agent for Service)

        ITEM 5.   OTHER EVENTS.
        ------    ------------

                  In a press release dated February 20, 1997, ICG

        Communications, Inc., a Delaware corporation (the "Corporation"),

        announced its earnings information and results of operations for the

        Corporation's transition period from October 1, 1996 through December

        31, 1996.  A copy of the press release is attached as Exhibit 99.1.
                                                              ------------

        ITEM 7.   EXHIBITS.
        ------    --------

                  (c)  Exhibits
                       --------


                       99.1 Press Release, dated February 20, 1997.

                                      SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



        Dated: February 21, 1997           ICG COMMUNICATIONS, INC.


                                           By: /s/ James D. Grenfell
                                              ------------------------------
                                              James D. Grenfell
                                              Executive Vice President, Chief
                                                Financial Officer and
                                                Treasurer


                                           ICG HOLDINGS (CANADA), INC.


                                           By: /s/ James D. Grenfell
                                              ------------------------------
                                              James D. Grenfell
                                              Executive Vice President, Chief
                                                Financial Officer and
                                                Treasurer


                                           ICG HOLDINGS, INC.


                                           By: /s/ James D. Grenfell
                                              ------------------------------
                                              James D. Grenfell
                                              Executive Vice President, Chief
                                                Financial Officer and
                                                Treasurer

                                    EXHIBIT INDEX
                                    -------------



         Exhibit Number      Description of Exhibit
         --------------      ----------------------

              99.1           Press Release, dated February 20, 1997.